Amounts segregated for users	12 Months Ended
Dec. 31, 2025
Subclassifications of assets, liabilities and equities [abstract]
Amounts segregated for users

16	Amounts segregated for users
The cash segregated for users held of $6 million as at December 31, 2025 (2024: $9 million), relates to cash held under the regulations of certain licensing agreements, as discussed in note 2.12.

17	Cash and cash equivalents
Cash and cash equivalents comprise of:

	2025 $ 'millions	2024 $ 'millions
Cash-in-transit	45	33
Bank balances[1]	468	355
Total cash and cash equivalents.	513	388
[1] Processor bank balances of $129.0 million (2024: $100.0 million) included in the 'Bank balances' above represent cash balances held in wallets that the Group is able to access on demand. This is separate to the loan receivable balances included in trade and other receivables in note 15 that the Group may draw down upon after temporary delays arising from clearing of funds, which could take up to 90 days in certain instances.
Cash held for regulatory purposes of $19.0 million (2024: $18.0 million) relate to amounts held in designated accounts in order to comply with gaming regulations and are included in 'Bank balances' presented above. Although available for corporate use, these balances typically require minimum balances to be maintained.
Also included in 'Bank balances' above, is cash held for corporate social responsibility of $12.0 million (2024: $2.0 million) which represents cash held by the Group, that has been earmarked for social and community upliftment programs undertaken by the Group as part of its corporate social responsibility program.
We maintain cash and cash equivalents with major financial institutions. Cash and cash equivalents consist of bank deposits held with banks that, at times, exceed federally or locally insured limits.